ADMISSION TICKET

May 18, 2007

The Reuters Conference Center at 3XSQ
The Reuters Building
Three Times Square, 30th Floor
New York, New York 10036

Please detach and present this Admission Ticket
when attending the Annual Meeting.

GULFMARK OFFSHORE, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of GulfMark Offshore, Inc. (“GulfMark”) hereby appoints Peter I. Bijur and Sheldon S. Gordon, or either of them, as proxies, each with power to act without the other and with full power of substitution, for the undersigned to vote the number of shares of Common Stock of GulfMark that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of GulfMark to be held on May 18, 2007, at 9:00 a.m., EDT, at The Reuters Conference Center at 3XSQ, The Reuters Building, Three Times Square, 30th Floor, New York, NY 10036, and at any adjournment or postponement thereof, on the following matters that are more particularly described in the Proxy Statement dated April 17, 2007:

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

GULFMARK OFFSHORE, INC.

MAY 18, 2007

Please date, sign, and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors □ FOR ALL NOMINEES □ WITHHOLD AUTHORITORY FOR ALL NOMINEES □ FOR ALL EXCEPT (see instructions below)	Nominees: ○ Peter I. Bijur ○ David J. Butters ○ Marshall A. Crowe ○ Louis S. Gimbel, 3rd ○ Sheldon S. Gordon ○ Robert B. Millard ○ Robert T. O’Connell ○ Rex C. Ross ○ Bruce A. Streeter
2. To ratify the selection of UHY LLP as the Company’s independent accountants for the fiscal year ending December 31, 2007.
                                                 FOR     AGAINST       ABSTAIN
                □      □            □

3. To vote on Amendment No. 3 to the Company’s 1997 Incentive Equity Plan (the “1997 Plan”) to (i) increase the number of shares reserved for issuance thereunder by 800,000 shares, (ii) define the determination of the ten year duration for incentive stock options and (iii) change the determination of fair market value.
                                              FOR     AGAINST       ABSTAIN
                □      □            □
4. To vote on Amendment No. 1 to the Company’s 2005 Non-Employee Director Share Incentive Plan (the “2005 Plan”) to (i) increase the annual restricted stock award for non-employee directors from 2,000 shares to 2,200 shares, (ii) decrease the vesting period on all benefits from three years to one year, (iii) make all restrictions on benefits lapse upon death, disability or retirement, (iv) change the determination of fair market value and (v) change the termination date of the 2005 Plan from the 2010 Annual Meeting to the 2015 Annual Meeting
                                               FOR     AGAINST       ABSTAIN
               □      □            □
5. To transact such other business as may properly come before the meeting or any adjournment thereof.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "for" all Proposals listed. Receipt of the Proxy Statement dated April 17, 2007 is hereby acknowledged.

PLEASE MARK, SIGN DATE AND RETURN USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  □

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

GULFMARK OFFSHORE, INC.

MAY 18, 2007

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
- or -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at www.voteproxy.com up until 11:59 Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3, 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors □ FOR ALL NOMINEES □ WITHHOLD AUTHORITORY FOR ALL NOMINEES □ FOR ALL EXCEPT (see instructions below)	Nominees: ○ Peter I. Bijur ○ David J. Butters ○ Marshall A. Crowe ○ Louis S. Gimbel, 3rd ○ Sheldon S. Gordon ○ Robert B. Millard ○ Robert T. O’Connell ○ Rex C. Ross ○ Bruce A. Streeter
2. To ratify the selection of UHY LLP as the Company’s independent accountants for the fiscal year ending December 31, 2007.
                                             FOR     AGAINST     ABSTAIN
            □       □         □

3. To vote on Amendment No. 3 to the Company’s 1997 Incentive Equity Plan (the “1997 Plan”) to (i) increase the number of shares reserved for issuance thereunder by 800,000 shares, (ii) define the determination of the ten year duration for incentive stock options and (iii) change the determination of fair market value.
                                             FOR     AGAINST     ABSTAIN
            □       □         □
4. To vote on Amendment No. 1 to the Company’s 2005 Non-Employee Director Share Incentive Plan (the “2005 Plan”) to (i) increase the annual restricted stock award for non-employee directors from 2,000 shares to 2,200 shares, (ii) decrease the vesting period on all benefits from three years to one year, (iii) make all restrictions on benefits lapse upon death, disability or retirement, (iv) change the determination of fair market value and (v) change the termination date of the 2005 Plan from the 2010 Annual Meeting to the 2015 Annual Meeting.
                                             FOR     AGAINST     ABSTAIN
                             □       □         □
5. To transact such other business as may properly come before the meeting or any adjournment thereof.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "for" all Proposals listed. Receipt of the Proxy Statement dated April 17, 2007 is hereby acknowledged.

PLEASE MARK, SIGN DATE AND RETURN USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  □

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.